July 26, 2017

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

- DREYFUS CALIFORNIA AMT-FREE MUNICIPAL CASH MANAGEMENT

Supplement to Current Statutory Prospectus

The Board of Trustees of Dreyfus Tax Exempt Cash Management Funds (the “Trust”) has approved the liquidation of Dreyfus California AMT-Free Municipal Cash Management (the “Fund”), a series of the Trust, effective on or about October 4, 2017 (the “Liquidation Date”).  Accordingly, effective on or about August 31, 2017 (the “Closing Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established for “sweep accounts” and by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.

Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Dreyfus Class shares of General Securities Money Market Fund (“GSMMF”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of GSMMF by calling 1-800-DREYFUS.

6188S0717